Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) of our reports dated February 14, 2024, relating to the financial statements and financial highlights of the funds listed in Appendix A which appear in AIM Variable Insurance Funds (Invesco Variable Insurance Funds)’s Annual Report on Form N-CSR for the year ended December 31, 2023. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm,” “Financial Highlights,” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 24, 2024

Appendix A

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. Comstock Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Technology Fund

Invesco V.I. Health Care Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. American Value Fund

Invesco V.I. EQV International Equity Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Core Equity Fund

Invesco V.I. High Yield Fund

Invesco V.I. Main Street Mid Cap Fund®

Invesco® V.I. S&P 500 Buffer Fund – March

Invesco V.I. U.S Government Money Portfolio

Invesco V.I. Government Money Market Fund

Invesco® V.I. Nasdaq 100 Buffer Fund - December

Invesco® V.I. Nasdaq 100 Buffer Fund – March

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Discovery Mid Cap Growth Fund

Invesco V.I. Global Fund

Invesco® V.I. S&P 500 Buffer Fund - December

Invesco Oppenheimer V.I. International Growth Fund

Invesco® V.I. Nasdaq 100 Buffer Fund - September

Invesco® V.I. Nasdaq 100 Buffer Fund – June

Invesco® V.I. S&P 500 Buffer Fund – June

Invesco® V.I. S&P 500 Buffer Fund - September

Invesco V.I. Main Street Fund®

Invesco V.I. Main Street Small Cap Fund®

Invesco V.I. Global Strategic Income Fund*

Invesco V.I. Balanced Risk Allocation Fund*

*Consolidated financial statements and consolidated financial highlights